BARRETT GROWTH FUND           WWW.BARRETTGROWTHFUND.COM         MARCH 31, 2004

Dear Fellow Shareholders:

During the first quarter of 2004, the equity markets in the United States turned in mixed results. The S&P 500(R) Index gained 1.69% while the Dow Jones Industrial Average Index and the Nasdaq declined approximately 1% each. These mixed results contrast with the vibrant US economy during this period. Real GDP continued its above trend-line performance while corporate profits rose at healthy double-digit rates. The table below shows the latest performance statistics for the Barrett Growth Fund.

                                     Total Return*<F3>                                Since Inception
                           -------------------------------------                      ---------------
                             Third Quarter          One Year            5-Year       12/29/98-12/31/03
                           01/01/04-03/31/04   04/01/03-03/31/04    Average Annual    Average Annual
                           -----------------   -----------------    --------------    --------------
BARRETT GROWTH FUND             (1.19%)             +27.06%            (2.10%)            (1.29%)
S&P 500(R) Index1<F1>           +1.69%              +35.12%            (1.20%)            (0.42%)
Lipper Large-Cap
  Growth Funds Index2<F2>       +1.22%              +30.52%            (6.73%)            (5.07%)

1<F1> The S&P 500(R) Index is a capitalization-weighted index of five hundred large capitalization stocks, which is designed to measure broad domestic securities markets. The performance of the S&P 500(R) Index reflects the reinvestment of dividends and capital gains, but does not reflect the deduction of any investment advisory fees.

2<F2> The Lipper Large-Cap Growth Funds Index is an equally-weighted performance index, adjusted for capital gains distributions and income dividends, of the 30 largest mutual funds within the Growth Funds category, as reported by Lipper.

*<F3> The performance data quoted represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the performance data shown above. The investment return and principal value of an investment will fluctuate. An investor's shares, when redeemed, may be worth more or less than their original cost. As economic and market conditions change frequently, there can be no assurance that trends described will continue or that forecasts will come to pass. Current performance data may be obtained by calling (877) 363-6333 toll free. Shares of the Barrett Growth Fund are distributed by T.O. Richardson Securities, Inc., neither an affiliate of the Fund nor the Advisor.

THE QUARTER IN REVIEW

The first quarter of 2004 appeared to be a quarter of contradictions. Stocks whose earnings were driven by the stronger economy seemed to mark time and consolidate compared to the best performing groups which were not economically sensitive. For example, Consumer Staples did extremely well in the first quarter, whereas Information Technology and Industrials declined in price. Financials also performed well but quickly reversed early in the second quarter of 2004 as nonfarm payroll data suggested a resurgence of jobs and a possible upturn in interest rates. Energy stocks also performed well as oil and natural gas prices refused to decline.

There has been ample evidence that the US economy is performing well. A large percentage of corporate earnings reports are exceeding company guidance. Managements are now talking about the robustness of the business cycle and the lengthening of "lead times;" the latter is an indication that inventories are lean and that manufacturers may have to add to head counts.

March payroll data was extremely positive, indicating that the job market is tightening and that US corporations have increased hiring. Anecdotal evidence supports this trend as US manufacturers are announcing personnel additions, plant expansions and capital equipment expenditures.

Following is a graphical depiction of the sectors in the portfolio:

As of 3/31/04, Figures as a Percentage of Total Assets

Consumer Products & Services                           20.7%
Healthcare                                             18.2%
Financial Services                                     17.9%
Software & Electronics                                 11.1%
Basic Industry                                         10.2%
Information Services                                    9.9%
Energy                                                  6.1%
Telecom Services & Equipment                            5.7%

* Cash is 0.3% of Total Assets

THE PORTFOLIO

During the quarter we initiated positions in nine new securities:

ALBERTO CULVER CO. (ACV) (0.5%) is one of the top-ten personal care products companies in the world with sales of $3 billion. The company has established a consistent long-term track record with 12 consecutive periods of record sales and earnings. During this period sales increased at an average annual rate of 11%, while earnings increased 14.5% annually. We expect sales and earnings growth to continue at these levels for some time.

APPLIED MATERIALS, INC. (AMAT) (1.5%) is the largest supplier of equipment used to manufacture semiconductors. After a three-year protracted downturn, the company has forecasted an improved outlook, which represents a confirmation that we are in the early stages of an industry uptrend. While AMAT does not currently pay a dividend, it should be a prime candidate to initiate one. The company has no debt and over $5.5 billion in cash or $3.26 per share.

CHICO'S FAS, INC. (CHS) (0.8%) is a high-growth specialty retailer of exclusively designed, private label, casual-to-dressy women's apparel and complimentary accessories. The company currently operates 416 company owned stores and 12 franchised stores in 43 states. The company is debt-free, cash flow positive, and has one of the best growth records in women's apparel retailing.

CITIGROUP (C) (1.8%) is a financial behemoth whose scale, geographic footprint, and emphasis on profitability produce more earnings than any other public company. Despite the company's record and continued prospects for double-digit growth, the stock is selling at a reasonable valuation and yields over 3%.

GILEAD SCIENCES, INC. (GILD) (2.3%) is a leading biotechnology company focused on developing antiviral drugs with an emphasis on the HIV and hepatitis B virus
(HBV) markets. The stock has come off its highs as wholesaler stocking and destocking of Viread (for HIV) contributed to erratic sales trends in recent quarters. We do not expect this hiccup in inventories to have a lasting effect as strong underlying sales trends show through and the next phase of pipeline results are delivered to the market.

MOTOROLA, INC. (MOT) (1.3%) is the second largest cell phone manufacturer in the world. The company's new products have been selling exceptionally well. Average selling prices have been bolstered by the addition of color and cameras. Motorola should be one of the beneficiaries of Nokia's recent market share slippage. The company should also improve performance in its wireless infrastructure and cable equipment businesses.

STARWOOD HOTELS AND RESORTS (HOT) (2.9%) is a large, multinational hotel operator. Their brands include St. Regis, Luxury Collection, Sheraton, Westin, W Hotels, and Four Points. Corporate travel is likely to improve in 2004 and 2005 after being severely constricted by a variety of factors over the past three years including war, terrorism, SARS and economic weakness.

UNIVISION COMMUNICATIONS INC. (UVN) (2.3%) is the largest US broadcaster aimed at the Hispanic market. Its major units are television broadcasting and radio. UVN represents the single easiest way for an advertiser to access the Hispanic market. Its UVN stations reach 97% of the Hispanic market, its new TeleFutura stations reach 75%, and its Galavision cable stations reach over six million Hispanic households via cable or satellite. The Hispanic market represents 13% of the US population and 6.7% of the country's buying power as of 2000. Both measures are showing faster growth than the population at large, which is a positive for the company's continued growth.

WALT DISNEY CO. (DIS) (2.2%) is well positioned to benefit from a recovery in advertising spending as well as improvement in theme park attendance. Although several of the company's divisions, such as ESPN, have been growing consistently, the company's earnings potential is much higher with a rebound in the parks and the ABC network. With pressure on management from shareholders and Comcast, we expect the company to execute more productively going forward.

The five best and worst performing holdings during the quarter were:

                 BEST PERFORMING
Company                                   % Change
1. Developers Diversified Rlty                 20%
2. Target Corp.                                17%
3. L-3 Communications Hldgs.                   16%
4. PepsiCo, Inc.                               15%
5. Genentech, Inc.                             13%

                 WORST PERFORMING
Company                                   % Change
1. Microchip Technology Inc.                 (21%)
2. Anteon Int'l Corp.                        (20%)
3. Intel Corp.                               (15%)
4. Synopsys, Inc.                            (15%)
5. Univision Comm. Inc.*<F4>                 (14%)

*<F4>  since date of purchase

During the quarter we eliminated the positions in Certegy Inc. (CEY), Electronic Arts, Inc. (ERTS), Lockheed Martin Corp. (LMT) and Microsoft Corp. (MSFT).

The largest equity positions as a percentage of equity at March 31, 2004 were as follows:

Medtronic, Inc.                               3.4%
Linear Technology Corp.                       3.1%
United Technologies Corp.                     3.1%
Cisco Systems, Inc.                           3.1%
Pfizer, Inc.                                  2.9%
Starwood Hotels & Resorts                     2.9%
The Goldman Sachs Group, Inc.                 2.8%
Amgen, Inc.                                   2.8%
Stryker Corp.                                 2.6%
Analog Devices, Inc.                          2.6%

INVESTMENT OUTLOOK

We believe we are at an inflection point regarding interest rates. We expect growth in payroll numbers to approximate 100,000 job additions per month. The equity markets should view such a pattern positively. The bond market, however, would behave poorly in this environment. Additionally, once the Fed sees evidence of continued labor-market tightening and a corresponding decline in the unemployment rate, the members of the Federal Open Market Committee (FOMC) will be inclined to raise interest rates. Our thinking is that a rate increase is likely at the August meeting.

On balance, solid fundamentals are driving the US economy, which should buoy US stocks going forward. We believe inflation will stay under control over the long run and will not disrupt financial markets. Propelled by higher earnings, the S&P 500 is selling at an 18 multiple on 2005 earnings, a reasonable valuation metric. Corporate governance issues are receding, and dilution from the expensing of stock options, watched closely by Wall Street analysts, is apt to be less a factor in future years. Although the S&P 500 yield is only 1.7%, it compares favorably to money market rates.

There are, of course, negatives. First, terrorist activity is high outside the US and could surface again at home. Second, we are in the midst of an election, and campaign politics and the eventual outcome could affect financial markets. Third, the Middle East situation may worsen. Fourth, economic recoveries do not occur in a straight line; there are often temporary set-backs. Finally, commodity prices are up sharply, and price increases in gasoline, homes, medical care and education have driven inflation measures up notably in recent months. Such factors can cause temporary dislocations in the market, but on balance should be outweighed by the more sustainable positive trends.

Thank you for choosing the Barrett Growth Fund. Please visit us at our web site, www.barrettgrowthfund.com. If you have any questions, or would like a copy of our current prospectus, please call toll-free (877) 363-6333.

Sincerely,

/s/Peter H. Shriver

Peter H. Shriver, CFA
President

/s/Robert J. Voccola        /s/Michele A. Ward         /s/Robert Milnamow

Robert J. Voccola, CFA      Michele A. Ward, CFA       Robert Milnamow
Lead Portfolio Manager      Portfolio Manager          Portfolio Manager

April 19, 2004

The outlook and views presented above are those of the Investment Advisor as of April 19, 2004, and are subject to change. This information is intended for the shareholders of the Barrett Growth Fund and is not for distribution to prospective investors unless preceded or accompanied by a current prospectus. Investors should read the prospectus carefully before investing.

                       C/O US BANCORP FUND SERVICES, LLC
                 615 EAST MICHIGAN STREET  MILWAUKEE, WI 53202
                   (877) 363-6333  WWW.BARRETTGROWTHFUND.COM